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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 _______________


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported) April 17, 2002.

                                Capital One Bank
                                ----------------
            (Originator and Servicer of the Capital One Master Trust)
                                on behalf of the

                            Capital One Master Trust
                            ------------------------
             (Exact name of registrant as specified in its charter)

         Virginia                     0-23750                  54-1719855
         --------                     -------                  ----------
(State or Other Jurisdiction   (Commission File Number)   (IRS Employer
of Incorporation)                                         Identification Number)

               11013 West Broad Street
                Glenn Allen, Virginia                             23060
                ---------------------                             -----
       (Address of Principal Executive Office)                  (Zip Code)

Registrant's telephone number, including area code (804) 967-1000



                                       N/A
          ------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)




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INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.   Not Applicable.

Item 2.   Not Applicable.

Item 3.   Not Applicable.

Item 4.   Not Applicable.

Item 5. On April 17, 2002, the Capital One Master Trust issued its Class A Floating Rate Asset Backed Certificates, Series 2002-2 and its Class B Floating Rate Asset Backed Certificates, Series 2002-2.

Item 6.   Not Applicable.

Item 7.   Exhibits.

          The following is filed as Exhibits to this Report under

       Exhibit 4.1 Series 2002-2 Supplement dated April 17, 2002.

Item 8.   Not Applicable.





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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Capital One Bank as Servicer of and on behalf of the Capital One Master Trust has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              CAPITAL ONE MASTER TRUST

                                              By: CAPITAL ONE BANK,
                                                  as Servicer

                                              By:    /s/ Bonnie A. Seideman
                                                     ----------------------
                                              Name:  Bonnie A. Seideman
                                              Title: Manager of Securitization

                                       3




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                                  EXHIBIT INDEX


Exhibit                   Description
-------                   -----------

4.1            Series 2002-2 Supplement dated April 17, 2002.

                                       4